UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 28, 2013

NHS Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Florida                         000-25127        91-1715373
(State or other jurisdication  (Commission	(IRS Employer
	of incorporation)	  File Number)	  Identification No.)

1111 Alderman Drive, Suite 210, Alpharetta, GA 30005
(Address of principal executive offices)

Registrants telephone number, including area code    (770) 521-1330

39 Acorn Lane, Hilton Head Island, SC 29928
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17 CFR 240, 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))

This Current Report on Form 8-K is filed by NHS Health Solutions, Inc., a Florida corporation, in connection with the items described below.

Section 1 Registrants Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2013, Quasar Aerospace Industries, Inc., a Colordo corporation (Quasar) entered into a Settlement Agreement and General Release
(the Agreement) with NHS Health Solutions, Inc., a Florida corporation (NHSH), wherein NHSH agreed to assigning and transfer the legal and beneficial ownership of NHSH to Quasar through the issuance of Series A Preferred Shares in NHSH free and clear of all liens, restrictions, claims, security interests and encumbrances of any kind or nature the ownership of the control shares of the public company NHSH. Simutaneously NHSH shall turnover the control of NHSH and all of its subsidiaries to Quasar and all Officers and Directors of NHSH shall resign and a new Board of Directors and Officers shall immediately be appointed. In addition, Jeffrey DiGenova agreed to resign as an Officer and Director of NHSH upon closing of this Agreement. The parties closed the transaction on January 28, 2013.

Pursuant to the Agreement, on January 28, 2013 NHSH authorized, approved and issued one million (1,000,000) Series A Preferred Shares representing the beneficial ownership of NHSH and turned over the control of NHSH and all of its subsidiaries to Quasar. DiGenova resigned as an Officer and Director of NHSH. Simultaneously to DiGenovas resignation NHSH appointed Joseph Canouse as Cheif Executive Officer, Donnell J.Vigil as President, Secretary and William Cirmo as Cheif Operation Officer of NHSH and Joseph Canouse,
Donnell J. Vigil and William Cirmo as the Board of Directors of NHSH.
Quasar acquired the only issued Series A Preferred Shares of NHSH.

Section 3 Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 3.02.

Section 5 Corporate Governance and Management
Item 5.01 Change in Control of Registrant.

The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 5.01.

The issuance of the Series A Preferred Shares as set forth above, has resulted in a change of control of NHSH to Quasar and a new Board of Directors and Officers of NHSH were appointed as January 28, 2013.

Item 5.02 Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following is EFFECTIVE January 28, 2013 for NHS HEALTH SOLTUIONS, INC.:

The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 5.02.

1. On January 28, 2013, Jeffrey DiGenova tendered his resignation as the sole member of the Board of Directors and as the sole Officer of NHSH and all of its subsidiaries. DiGenovas resignation was pursuant to the Agreement dated
January 16, 2013 and was not a circumstance of disagreement regarding NHSHs operations, policies or practices.

2. On January 28, 2013, NHSH appointed Joseph Canouse as Cheif Executive Officer, Donnell J.Vigil as President, Secretary and William Cirmo as Cheif Operation Officer of NHSH and Joseph Canouse, Donnell J. Vigil and William Cirmo as the Board of Directors of NHSH pursuant to the Agreement and by unanimous vote of the Board of Directors of NHSH.

Quasar intends to update the sharesholders as to the direction of the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						NHS Health Solutions, Inc.
						(Registrant)

Date January 30, 2013
						/s/Joseph Canouse
						(Signature)*
						Joseph Canouse
						CEO

*Print name and title of the signing officer under his signature.


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